UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 17, 2013

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification No.)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

A Special Meeting of Stockholders of MPG Office Trust, Inc. (the “Company”) was held on July 17, 2013. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), and there was no solicitation in opposition to the recommendations of the Company’s board of directors.

The holders of the Company’s common stock voted on the following proposals:

Proposal 1 concerned the approval of the merger of the Company with and into Brookfield DTLA Fund Office Trust Inc. and the other transactions contemplated by the merger agreement. The merger was approved by the following vote:

Votes “FOR”	Votes “AGAINST”	Shares “ABSTAINING”
41,865,663	1,134,611	41,221

Proposal 2 concerned the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the merger and the other transactions contemplated by the merger agreement. This proposal was approved by the following vote:

Votes “FOR”	Votes “AGAINST”	Shares “ABSTAINING”
41,213,098	1,663,394	165,003

Proposal 3 concerned the approval, on an advisory (non-binding basis), of the merger-related compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger. The merger-related compensation was approved by the following vote:

Votes “FOR”	Votes “AGAINST”	Shares “ABSTAINING”
36,211,425	5,836,131	993,939

Under applicable law, Proposal 1 required the affirmative vote of the holders of at least two-thirds of the Company’s common stock that was issued and outstanding and entitled to vote at the Special Meeting. Proposals 2 and 3 required the affirmative vote of a majority of the votes cast. With respect to each proposal, abstentions were not counted as votes cast, and thus had no effect as to whether the proposal was approved.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On July 17, 2013, MPG Office Trust, Inc. (the “Company”) issued a press release announcing that, at a Special Meeting of Stockholders held today, the Company’s common stockholders voted in favor of the approval of the merger of the Company with and into Brookfield DTLA Fund Office Trust Inc. and the other transactions contemplated by the merger agreement, a copy of which is furnished as Exhibit 99.1 herewith.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Forward-Looking Statements
In addition to historical information, this Current Report on Form 8-K (including information included or incorporated by reference herein) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended). These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Company management, involve risks and uncertainties that could significantly affect the financial results of the Company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “projects,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature.

Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving the Company. All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to rent and occupancy growth, general conditions in the geographic areas where the Company operates and the availability of capital, are forward‑looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, there can be no assurance that such expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates, credit spreads, and foreign currency exchange rates, (iii) changes in the real estate markets, (iv) maintenance of real estate investment trust status, (v) availability of financing and capital, (vi) risks associated with the ability to consummate the merger and the timing of the closing of the merger, and (vii) those additional risks and factors discussed in reports filed with the U.S. Securities and Exchange Commission by the Company from time to time. The Company does not undertake any duty to update and revise statements contained in these materials based on new information or otherwise.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1**	Press release dated July 17, 2013
_________

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/ PEGGY M. MORETTI
Peggy M. Moretti Executive Vice President, Investor and Public Relations & Chief Administrative Officer

Date:   As of July 17, 2013